Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, CHAN Kwok Wai Davy , certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q for the quarterly period ended June 30, 2021, of KREIDO BIOFUELS, INC. fully complies  with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of KREIDO BIOFUELS, INC.

Date:  September 24, 2021

By: /s/ CHAN Kwok Wai Davy
CHAN Kwok Wai Davy
Chief Principal Officer